Item 32.1 Section 1350 Certifications










                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


               I, Aldo C. Zucaro, the Chief Executive Officer and the interim Principal Financial Officer of Old Republic International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.


Dated: November 8, 2004



                                                   /s/  Aldo C. Zucaro
                                                   ----------------------------
                                                   Aldo C. Zucaro
                                                   Chairman, Chief Executive
                                                   Officer and Interim Principal
                                                   Financial Officer